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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) December 7, 2001
                                                         ----------------

                        Oakwood Mortgage Investors, Inc.
                        --------------------------------

               (Exact name of registrant as specified in charter)

      Nevada                         333-70496                      88-0396566
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     (State or other jurisdiction   (Commission                  (IRS Employer
      of incorporation)             File Number)             Identification No.)

      101 Convention Center Drive, Suite 850, Las Vegas, Nevada       89109
      ---------------------------------------------------------------------
      (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (702) 949-0056
                                                           --------------


================================================================================


         (Former name or former address, if changed since last report.)

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Item 5.  Other Events.

     On December 7, 2001, the Registrant caused the issuance and sale of $165,239,000 aggregate initial principal amount of Senior/Subordinated Pass-Through Certificates, Series 2001-E (the "Certificates") pursuant to the Series 2001-E Pooling and Servicing Agreement, dated as of November 1, 2001 (the "Pooling and Servicing Agreement"), among the Registrant, Oakwood Acceptance Corporation, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee, and the related Standard Terms to the Pooling and Servicing Agreement (September 2001 Edition) (the "Standard Terms"). The Certificates were issued in eleven Classes with Pass-Through Rates and initial Certificate Principal Balances as set forth below:

                                                        Initial Certificate
Designation                Pass-Through Rate             Principal Balance

Class A-1                    (1)                             $39,400,000
Class A-2                    (2)                             $34,300,000
Class A-3                    (3)                             $10,500,000
Class A-4                    (4)                             $36,287,000
Class A-IO                   (5)                                     (5)
Class M-1                    (6)                             $16,352,000
Class M-2                    (7)                             $12,909,000
Class B-1                    (8)                              $9,467,000
Class B-2                    (9)                              $6,024,000
Class X                     (10)                                    (10)
Class R                     (11)                                    (11)

(1) The Pass-Through Rate on the Class A-1 Certificates for any Distribution Date shall be the per annum rate equal to the lesser of (i) One-Month LIBOR, as determined (except for the initial Distribution Date) on the applicable Floating Rate Determination Date, plus 0.30% and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets. For the initial Distribution Date, the Pass-Through Rate for the Class A-1 Certificates will be 2.34375% per annum, and the initial Interest Accrual Period for the Class A-1 Certificates will commence on the Closing Date and end on December 14, 2001.

(2) The Pass-Through Rate on the Class A-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 5.05% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(3) The Pass-Through Rate on the Class A-3 Certificates for any Distribution Date shall be equal to the lesser of (i) 5.69% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(4) The Pass-Through Rate on the Class A-4 Certificates for any Distribution Date shall be equal to the lesser of (i) 6.81% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(5) The Class A-IO Certificates are interest only certificates that have no principal balance but are entitled to distributions of interest at a Pass-Through Rate for any Distribution Date equal to 6.00% per annum on the Class A-IO Notional Principal Balance.

(6) The Pass-Through Rate on the Class M-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.56% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.







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(7)  The Pass-Through Rate on the Class M-2 Certificates for any Distribution
     Date shall be equal to the lesser of (i) 8.76% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(8) The Pass-Through Rate on the Class B-1 Certificates for any Distribution Date shall be equal to the lesser of (i) 7.50% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(9) The Pass-Through Rate on the Class B-2 Certificates for any Distribution Date shall be equal to the lesser of (i) 10.50% per annum and (ii) the Adjusted Weighted Average Net Asset Rate of the Assets.

(10) The Class X Certificates shall have no Certificate Principal Balance and no Pass-Through Rate. The Class X Certificates will represent the right to receive, on each Distribution Date, the applicable Class X Strip Amount and any Class X Carryover Strip Amount.

(11) The Class R Certificates shall have no Certificate Principal Balance and no Pass-Through Rate, and shall represent the residual interest in each of the Pooling REMIC, the Intermediate REMIC and the Issuing REMIC. Following the division of the Class R Certificates into three separately transferable, certificated and fully registered certificates in accordance with Section 15(b) of the Pooling and Servicing Agreement, the Class R-1, Class R-2 and Class R-3 Certificates shall have no Certificate Principal Balances and no Pass-Through Rates and shall represent the residual interest in the Issuing REMIC, the Intermediate REMIC and the Pooling REMIC, respectively.

     The Certificates evidence, in the aggregate, the entire beneficial ownership interest in OMI Trust 2001-E (the "Trust"), which consists primarily of a pool of Assets transferred to the Trust by the Registrant pursuant to the Pooling and Servicing Agreement. The Assets were purchased by the Registrant in privately-negotiated transactions with OMI Note Trust 2001-A ("Trust 2001-A") pursuant to a Sales Agreement, dated as of August 1, 2001, between the Registrant and Trust 2001-A. Elections will be made to treat certain assets owned by the Trust as "real estate mortgage investment conduits" (each, a "REMIC") under the Internal Revenue Code of 1986, as amended. The Certificates, except for the Class R Certificates, will be designated as the "regular interests" in one of such REMICs; provided, however, that the Class M-1 Certificates, the Class M-2 Certificates and the Class B-2 Certificates will represent beneficial ownership of a "regular interest" and the right to receive the Class M-1 Certificateholders' Interest Carryover Amounts, the Class M-2 Certificateholders' Carryover Amounts and the Class B-2 Certificateholders' Carryover Amounts, respectively. The Class R Certificates will be designated as the "residual interests" in each of the REMICs.

     The Class A-1, Class A-2, Class A-3, Class A-4, Class A-IO, Class M-1, Class M-2 and Class B-1 Certificates are collectively referred to herein as the "Offered Certificates." The Offered Certificates are senior to the Class B-2, Class X and Class R Certificates. The Offered Certificates have been sold by the Registrant to Credit Suisse First Boston Corporation ("CSFB") and Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch" and together with CSFB, the "Underwriters") pursuant to a Terms Agreement, dated as of November 1, 2001, among the Underwriters, Oakwood Acceptance Corporation, LLC, a Delaware limited liability company ("OAC") and the Registrant, which incorporates by reference the Registrant's Underwriting Agreement Standard Provisions, December 2001. The Class X and Class R Certificates have been transferred to Oakwood Financial Corporation, a Nevada corporation ("OFC") and an affiliate of the Registrant.


                                       2

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     Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement or, if not defined in the Pooling and Servicing Agreement, the meanings assigned to them in the Standard Terms.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)      Exhibits.

         1.1 Terms Agreement, dated November 1, 2001, among the Registrant, Oakwood Acceptance Corporation, LLC and Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Underwriters, relating to the Offered Certificates (related exhibits available upon request of the Registrant)

         4.1 Copy of the Series 2001-E Pooling and Servicing Agreement, dated as of November 1, 2001, by and among the Registrant, Oakwood Acceptance Corporation, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee (related exhibits available upon request of the Trustee)

         8.1      Tax Opinion of Messrs. Hunton & Williams

         23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)


                            [SIGNATURE PAGE FOLLOWS]





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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

December 13, 2001                  OAKWOOD MORTGAGE INVESTORS, INC.



                                   By:      /s/ Dennis W. Hazelrigg
                                      ----------------------------------------
                                   Name:  Dennis W. Hazelrigg
                                   Title: President


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                                INDEX TO EXHIBITS
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                                                                                                           Page
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
1.1      Terms Agreement, dated November 1, 2001, among the Registrant, Oakwood
         Acceptance Corporation, LLC and Credit Suisse First Boston Corporation
         and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as
         Underwriters, relating to the Offered Certificates (related exhibits
         available upon request of the Registrant) .......................................   [Electronic Format]

4.1      Copy of the Series 2001-E Pooling and Servicing Agreement, dated as of
         November 1, 2001, by and among the Registrant, Oakwood Acceptance
         Corporation, LLC, as Servicer, and JPMorgan Chase Bank (related
         exhibits available upon request of the Trustee) .................................   [Electronic Format]

8.1      Tax Opinion of Messrs. Hunton & Williams ........................................   [Electronic Format]

23.1     Consent of Messrs. Hunton & Williams (included in Exhibit 8.1)...................   [Electronic Format]
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